UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

IMMERSION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 27, 2007

TO THE STOCKHOLDERS OF IMMERSION CORPORATION

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Immersion Corporation (the “Company”), which will be held at the Techmart Network Meeting Center, 5201 Great America Parkway, Santa Clara, California 95054, on Wednesday, June 6, 2007, at 9:30 a.m. California time.

Details of the business to be conducted at the Annual Meeting are provided in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. In addition to conducting the business affairs of the Company, we will demonstrate several of the leading applications of our haptic technology.

It is important that your shares be represented and voted at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support for and interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

VICTOR VIEGAS
President, Chief Executive Officer, and Director

IMMERSION CORPORATION
2007 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

IMMERSION CORPORATION
801 Fox Lane
San Jose, California 95131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 6, 2007

The Annual Meeting of Stockholders (the “Annual Meeting”) of Immersion Corporation (the “Company”) will be held at the Techmart Network Meeting Center, 5201 Great America Parkway, Santa Clara, California 95054, on Wednesday, June 6, 2007, at 9:30 a.m. California time for the following purposes:

1. To elect two (2) Class II directors to hold office for a three-year term and until their respective successors are elected and qualified;

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007;

3. To consider and vote upon the approval of the Immersion Corporation 2007 Equity Incentive Plan; and

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on April 11, 2007 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection by any stockholder, for any purpose relating to the meeting, at the Company’s headquarters located at 801 Fox Lane, San Jose, California 95131 during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

VICTOR VIEGAS
President, Chief Executive Officer, and Director

San Jose, California
April 27, 2007

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

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IMMERSION CORPORATION
801 Fox Lane
San Jose, California 95131

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 6, 2007

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Immersion Corporation, a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders to be held at the Techmart Network Meeting Center, 5201 Great America Parkway, Santa Clara, California 95054, on Wednesday, June 6, 2007, at 9:30 a.m. California time, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about April 27, 2007.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s common stock is the only type of security entitled to vote at the Annual Meeting. On April 11, 2007, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 25,918,242 shares of common stock outstanding. Each stockholder of record on April 11, 2007 is entitled to one vote for each share of common stock held by such stockholder on April 11, 2007. Shares of common stock may not be voted cumulatively in the election of directors. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Quorum Required

The Company’s bylaws provide that the holders of a majority of the Company’s common stock, issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Generally, stockholder approval of a matter, other than the election of directors, requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote on the election of directors. Shares voted to abstain on a matter will be treated as entitled to vote on the matter and will thus have the same effect as “no” votes. Broker non-votes are not counted as entitled to vote on a matter in determining the number of affirmative votes required for approval of the matter, but are counted as present for quorum purposes. The term “broker non-votes” refers to shares held by a broker in street name, which are present by proxy but are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. The election of directors and the ratification of the appointment of the independent registered public accounting firm are generally considered to be routine matters on which brokers may vote without instructions from beneficial owners.

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Proxies

Whether or not you are able to attend the Company’s Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company’s Board, and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted as follows: (i) FOR Proposal No. 1, the election of the Board nominees named in this Proxy Statement or otherwise nominated as described in this Proxy Statement; (ii) FOR Proposal No. 2, the ratification of the Company’s independent registered public accounting firm; (iii) FOR Proposal No. 3, the approval of the 2007 Equity Incentive Plan; and (iv) in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date before the beginning of the Annual Meeting to Victor Viegas, President, Chief Executive Officer, and Director of the Company, at the Company’s principal executive office. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers, and other custodians, nominees, and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail or telephone following the original solicitation.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Amended Certificate of Incorporation (the “Certificate of Incorporation”), the Company’s Board is divided into three classes — Class I, II, and III directors. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. In accordance with the Certificate of Incorporation, Class II directors are to be elected at the 2007 Annual Meeting, Class III directors are to be elected at the annual meeting in 2008, and Class I directors are to be elected at the annual meeting in 2009.

At the 2007 Annual Meeting, two Class II directors are to be elected to the Board to serve until the annual meeting of stockholders to be held in 2010 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal.

Nominees

The Board’s nominees for election as Class II Directors are Jonathan Rubinstein and Robert Van Naarden, the current Class II members of the Board. Shares represented by all proxies received by the Board and not so marked as to withhold authority to vote for Messrs. Rubinstein and/or Van Naarden (by writing Mr. Rubinstein’s and/or Mr. Van Naarden’s names where indicated on the proxy) will be voted (unless Mr. Rubinstein and/or Mr. Van Naarden is unable or unwilling to serve) FOR the election of Mr. Rubinstein and/or Mr. Van Naarden. The Board knows of no reason why Mr. Rubinstein or Mr. Van Naarden would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of another nominee(s) of the Board.

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The information below sets forth the current members of the Board, including the nominees for Class II Directors:

		Class of
Name	Age	Director	Principal Occupation	Director Since

Anne DeGheest	52	I	Founder and Principal, Medstars	2007
Jack Saltich	63	I	Chairman, Vitex Systems, Inc.	2002
Victor Viegas	50	I	President, Chief Executive Officer, Immersion Corporation	2002
Jonathan Rubinstein	50	II	Former Senior Vice President, iPod Division, Apple Computer, Inc.	1999
Robert Van Naarden	60	II	Executive Vice President, Verdasys, Inc.	2002
John Hodgman	52	III	Senior Vice President and Chief Financial Officer, InterMune, Inc.	2002
Emily Liggett	51	III	President, Chief Executive Officer, Apexon, Inc.	2006

Nominees to Serve as Directors for a Term Expiring at the 2010 Annual Meeting of Stockholders (Class II Directors):

Jonathan Rubinstein

Mr. Rubinstein is Chairman of the Board and has served as a member of the Board since October 1999. From February 1997 through April 2006, Mr. Rubinstein served as Senior Vice President, iPod Division and prior to that as Senior Vice President of Hardware Engineering at Apple Computer, Inc., a personal computer company. From August 1993 to August 1996, Mr. Rubinstein was Executive Vice President and Chief Operating Officer of Fire Power Systems, a developer and manufacturer of Power PC-based computer systems. Mr. Rubinstein received a B.S. and an M.Eng. in electrical engineering from Cornell University and an M.S. in computer science from Colorado State University.

Robert Van Naarden

Mr. Van Naarden has served as a member of the Board since October 2002. Since February 2006, Mr. Van Naarden has served as Executive Vice President of Verdasys, Inc., an enterprise software company. From February 2004 to February 2006, Mr. Van Naarden served as the President and Chief Executive Officer of Empire Kosher Poultry, Inc., a chicken and turkey processor in North America. From July 2003 to April 2004, Mr. Van Naarden served as an independent consultant to the Company assisting with certain marketing initiatives of its wholly owned subsidiary, Immersion Medical. From July 2000 to July 2003, Mr. Van Naarden served as the President and Chief Executive Officer of AuthentiDate, Inc., a software services business. From August 1996 to July 2000, Mr. Van Naarden was the Vice President, Sales, Marketing, and Professional Services of Sensar, Inc., a developer and supplier of iris identification products and services for the banking industry. Mr. Van Naarden received a B.S. in physics and a B.S. in electrical engineering from the University of Pittsburgh and an M.S. in electrical engineering/computer science from Northeastern University.

Directors Serving for a Term Expiring at the 2008 Annual Meeting of Stockholders (Class III Directors):

John Hodgman

Mr. Hodgman has served as a member of the Board since January 2002. Since August 2006, Mr. Hodgman has served as Senior Vice President and Chief Financial Officer of InterMune, Inc., a biotechnology company focused on pulmonology and hepatology therapies. Since August 1999, Mr. Hodgman has served as the Chairman of the Board of Cygnus, Inc., a medical company focused on the development, manufacturing, and commercialization of new and improved glucose monitoring devices. He served as President and Chief Executive Officer from August 1998 through December 2005. He also

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served as President of Cygnus Diagnostics from May 1995 to August 1998 where he was responsible for the commercialization efforts for the GlucoWatch biographer glucose monitor. Mr. Hodgman joined Cygnus in August 1994 as Vice President, Finance and Chief Financial Officer. Additionally, from June 2005 through October 2005, Mr. Hodgman served as President and CEO of Aerogen, Inc., where he directed the merger with Nektar Corporation. Mr. Hodgman holds a B.S. degree from Brigham Young University and an M.B.A. degree from the University of Utah.

Emily Liggett

Ms. Liggett has served as a member of the Board since February 2006. Since April 2004, Ms. Liggett has served as President and Chief Executive Officer of Apexon, Inc., a provider of supply performance management software for manufacturers. From November 2002 through August 2003, she was interim President and Chief Executive Officer of Capstone Turbine Corporation. From June 1984 through April 2002, Ms. Liggett served at Raychem Corp., later Tyco Corp. Ms. Liggett was Managing Director of Tyco Ventures where she led venture and resource investments. Before Tyco’s acquisition of Raychem in 1999, Ms. Liggett worked 15 years at Raychem in sales, marketing, operations, and division management positions. She was President and Chief Executive Officer of Raychem’s subsidiary, Elo TouchSystems, a leading worldwide manufacturer of touchscreens, and Division Manager of Raychem’s Telecommunications and Energy Division. Ms. Liggett holds an M.B.A. and an M.S. in engineering from Stanford University and a B.S. in engineering from Purdue University.

Directors Serving for a Term Expiring at the 2009 Annual Meeting of Stockholders (Class I Directors):

Anne DeGheest

Ms. DeGheest has served as a member of the Board since March 2007. Ms. DeGheest has served since August 1986 as Founder and a Principal of MedStars, an investment and executive management firm specialized in starting and developing new life sciences companies with innovative products and services. From November 1998 to September 2002, Ms. DeGheest founded and served as President and Chief Executive Officer of MedPool.com, Inc. an e-commerce hospital procurement company. From September 1979 through November 1998, Ms. DeGheest served in various sales and marketing roles at OmniCell Technologies, Nellcor, and Raychem and was an Entrepreneur in Residence at Institutional Venture Partners, a venture capital firm. Ms. DeGheest holds an M.S. in general engineering and business from the University of Brussels, Belgium and a M.B.A. from Harvard University.

Jack Saltich

Mr. Saltich has served as a member of the Board since January 2002. Since February 2005, Mr. Saltich has served as the Chairman of Vitex Systems, Inc., a developer of transparent ultra-thin barrier films for use in the manufacture of next-generation flat panel displays. From July 1999 to August 2005, he served as the President and Chief Executive Officer of Three-Five Systems, Inc., a technology company specializing in the design, development, and manufacturing of customer displays and display systems. Three-Five Systems, Inc. filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code on September 8, 2005. From 1993 to 1999 Mr. Saltich served as a Vice President with Advanced Micro Devices, where his last position was General Manager of AMD’s European Microelectronics Center in Dresden, Germany. Mr. Saltich also serves on the Board of Directors of Leadis Technology (LDIS), Ramtron International Corporation (RMTR), and on the Technical Advisory Board for DuPont Electronic Materials Business. Mr. Saltich received both a B.S. and an M.S. in electrical engineering from the University of Illinois.

Victor Viegas

Mr. Viegas has served as the Company’s Chief Executive Officer and member of the Board of Directors since October 2002, and President since February 2002. Mr. Viegas also served as Chief Financial Officer until February 2005, having joined the Company in August 1999 as Chief Financial Officer, Vice President,

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Finance. From June 1996 to August 1999, he served as Vice President, Finance and Administration and Chief Financial Officer of Macrovision Corporation, a developer and licensor of video and software copy protection technologies. From October 1986 to June 1996, he served as Vice President of Finance and Chief Financial Officer of Balco Incorporated, a manufacturer of advanced automotive service equipment. He holds a B.S. in Accounting and an M.B.A. from Santa Clara University. Mr. Viegas is also a Certified Public Accountant in the State of California.

Vote Required

If a quorum is present and voting, the two nominations for Class II directors receiving the greatest number of votes will be elected as Class II directors. Abstentions and broker non-votes have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE CLASS II DIRECTOR NOMINEES LISTED HEREIN.

CORPORATE GOVERNANCE

Board of Directors

Independence of Directors

The Board follows Nasdaq Marketplace Rule 4200 for director independence standards. In accordance with these standards, our Board has determined that, except for Mr. Viegas, as President and Chief Executive Officer, and Mr. Van Naarden, who served as a consultant to Immersion until April 2004, each of the members of our Board has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is otherwise “independent” in accordance with the applicable listing standards of the Nasdaq Stock Market (“Nasdaq”) as currently in effect.

Board Structure and Meetings

In 2006, the Board held seven meetings. The Board has a standing Audit Committee, Compensation Committee, and the Nominating/Corporate Governance Committee. The Audit Committee met eight times, the Compensation committee met four times, and the Nominating/Corporate Governance Committee met five times. In 2006, each of the directors attended at least 75% of the meetings of the Board and any committees of the Board on which he or she serves.

Director Attendance at Annual Meetings

The Company will make every effort to schedule its annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules. All directors are encouraged to attend the Company’s annual meeting of stockholders. Two non-employee directors attended the Company’s 2006 annual meeting of stockholders.

Corporate Governance and Board Committees

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) that outlines the principles of legal and ethical business conduct under which the Company does business. The Code, which is applicable to all directors, employees, and officers of the Company, is available on the Company’s Web site at www.immersion.com/corpgov. Any substantive amendment or waiver of this Code may be made only by the Board upon a recommendation of the Audit Committee and will be disclosed on the Company’s Web site. In addition, disclosure of any amendment or waiver of the Code for directors and executive officers will also be made by the filing of a Form 8-K with the Securities and Exchange Commission (the “SEC”).

The Board has also adopted a written charter for each of the Audit, Compensation, and Nominating/Corporate Governance Committees. Each charter is available on the Company’s Web site at

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www.immersion.com/corpgov. The charter for the Audit Committee is also included in this proxy statement as Appendix A.

Audit Committee

The Audit Committee retains the Company’s independent registered public accounting firm, makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company and its subsidiaries, provides to the Board the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, and provides the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. The members of the Audit Committee through February 2006 were Messrs. Hodgman, Rubinstein, and Saltich. In February 2006, Ms. Liggett replaced Mr. Rubinstein on the Audit Committee. Mr. Hodgman is the Chair of the Audit Committee. The Board has determined that each member of the Audit Committee in 2006 met, and each current member meets, the independence criteria set forth in the applicable rules of Nasdaq and the SEC for audit committee membership. In addition, the Board has determined that all members of the Audit Committee in 2006 possessed, and each current member possesses, the level of financial literacy required by applicable Nasdaq and SEC rules and that in accordance with section 407 of the Sarbanes-Oxley Act of 2002, at least one member of the Audit Committee, Mr. Hodgman, is qualified as an “audit committee financial expert,” as defined in the rules of the SEC. A report of the Audit Committee is set forth below.

Compensation Committee

The Compensation Committee reviews and makes recommendations to the Board concerning reward policies, programs, and plans, and approves employee and director cash and equity compensation and benefits programs. The Compensation Committee’s responsibilities include: overseeing the Company’s general compensation structure, policies and programs, and assessing whether the Company’s compensation structure establishes appropriate incentives for management and employees; making recommendations to the Board with respect to and administration of the Company’s equity-based compensation plans, including the Company’s stock option plans and employee stock purchase plan; reviewing and approving compensation packages for the Company’s executive officers; reviewing and approving employment and retention agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements; and reviewing the compensation of directors for service on the Board of Directors and its committees and recommending changes in compensation to the Board of Directors. The Compensation Committee Charter does not provide for any delegation of these Compensation Committee’s duties. Regarding most compensation matters, including executive and director compensation, Company management provides recommendations to the Compensation Committee. The Company has engaged Meyercord & Associates, an executive compensation consulting firm, to provide the Compensation Committee with advice relating to executive compensation matters.

The members of the Compensation Committee in 2007 are Messrs. Rubinstein and Saltich. Mr. Saltich is the Chair of the Compensation Committee. Each member of the Compensation Committee is independent for purposes of the Nasdaq rules. A report of the Compensation Committee is set forth below.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee evaluates and recommends candidates for Board positions to the Board and recommends to the Board policies on Board composition and criteria for Board membership. The Nominating/Corporate Governance Committee also recommends to the Board, and reviews on a periodic basis, the Company’s succession plan, including policies and principles for selection and succession of the Chief Executive Officer in the event of an emergency or the resignation or retirement of the Company’s Chief Executive Officer. In addition, the Nominating/Corporate Governance Committee periodically reviews policies of the Company and the compliance of senior executives of the Company with respect to these policies. The Nominating/Corporate Governance Committee also reviews the Company’s compliance with Nasdaq corporate governance listing requirements. The members of the Nominating/

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Corporate Governance Committee through February 2006 were Messrs. Hodgman, Rubinstein, and Saltich. In February 2006, Ms. Liggett was appointed to the Nominating/Corporate Governance Committee and Mr. Rubinstein resigned from the committee. Effective March 2007, Ms. DeGheest was appointed to the Nominating/Corporate Governance Committee and Mr. Saltich resigned from the committee. Ms. Liggett is the Chair of the Nominating/Corporate Governance Committee. Each member of the Nominating/Corporate Governance Committee is independent for purposes of the Nasdaq rules.

The Nominating/Corporate Governance Committee evaluates all directors whose terms will expire at the next annual meeting of stockholders and are willing to continue in service in order to determine whether to recommend to the Board such directors for election at the annual meeting. The Nominating/Corporate Governance Committee considers the following factors in any such evaluation:

•	the appropriate size of the Board and its committees;

•	the perceived needs of the Board for particular skills, background, and business experience;

•	the relevant skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating/Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the best interests of the Company’s stockholders. They must also have an inquisitive and objective perspective and mature judgment. Director candidates must have sufficient time available in the judgment of the Nominating/Corporate Governance Committee to perform all Board and committee responsibilities. Board members are expected to prepare for, attend, and participate in all Board and applicable committee meetings.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating/Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders. The Nominating/Corporate Governance Committee believes that to comply with Nasdaq and SEC rules, at least one member of the Board meet the criteria for an “audit committee financial expert,” and at least a majority of the members of the Board meet the definition of “independent” director. The Nominating/Corporate Governance Committee also believes it appropriate for one or more key members of the Company’s management to participate as members of the Board.

The Nominating/Corporate Governance Committee will consider the criteria and policies set forth above in determining if the Board requires additional candidates for director. The Nominating/Corporate Governance Committee will consider candidates for directors proposed by directors or management, may poll directors and management for suggestions, or conduct research to identify possible candidates, and may engage, if the Nominating/Corporate Governance Committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates. All such candidates will be evaluated against the criteria and pursuant to the policies and procedures set forth above. All director nominees, including incumbents, must submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees at the discretion of the Nominating/Corporate Governance Committee.

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The Nominating/Corporate Governance Committee will also evaluate any recommendation for director nominee proposed by a stockholder, provided that such recommendation is sent in writing to the Corporate Secretary at 801 Fox Lane, San Jose, California 95131 at least 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders. The recommendation must also contain the following information:

•	the candidate’s name, age, contact information, and present principal occupation or employment; and

•	a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

The Nominating/Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of all other proposed candidates, including incumbents, and will select the nominees that in the Nominating/Corporate Governance Committee’s judgment best suit the needs of the Board at that time. However, if the Nominating/Corporate Governance Committee determines that a recommendation does not satisfy the above-described requirements, the Committee will not consider such recommendation.

As an alternative for stockholders to suggest director nominees to the Nominating/Corporate Governance Committee, a stockholder may nominate directors for consideration at an annual or special meeting pursuant to the methods proscribed in the Company’s bylaws, as summarized below. Any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Company’s Secretary. To be timely, notice of a stockholder’s nomination for a director to be elected at an annual meeting shall be received at the Company’s principal executive offices not less than 120 days in advance of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, to be timely, such notice must be received not later than the close of business on the tenth day following the day on which the date of the special meeting was announced; provided, however, that in the event that the number of directors to be elected at an annual meeting is increased, and there is no public announcement by the Company naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, a stockholder’s notice shall be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Company’s Secretary at the Company’s principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

In the event of a nomination for director to be elected at a special meeting, notice by the stockholders, to be timely, shall be delivered to the Company’s Secretary not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of Immersion entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been

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nominated or intended to be nominated by the Board; and (e) the consent of each nominee to serve as a director of Immersion if so elected.

If the Chair of the meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of the Company’s bylaws, such nomination shall be void.

Communications by Stockholders with Directors

Stockholders may communicate with any and all Company directors by transmitting correspondence by mail, facsimile, or e-mail, addressed as follows: Board or individual director, c/o James M. Koshland, Corporate Secretary, 801 Fox Lane, San Jose, California 95131; Fax: (408) 467-1901; E-mail Address: corporate.secretary@immersion.com. The Corporate Secretary will maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication, as determined by the Corporate Secretary. The Board or individual directors so addressed will be advised of any communication withheld for safety or security reasons as soon as practicable. The Corporate Secretary will relay all communications to directors absent safety or security issues.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee is empowered to review and approve, or in some cases recommend for the approval of the full Board of Directors, the compensation and benefits for our executive officers. The Compensation Committee seeks to set compensation and benefits such that the total compensation paid to our executive officers is competitive, fair, and sensible.

Philosophy and Objectives

The Compensation Committee’s fundamental compensation philosophy is to align compensation with our quarterly, annual, and long-term business objectives and performance and to enable us to attract, retain, and reward executive officers whose contributions are necessary for our long-term success. We seek to reward our executive officers’ contributions to achieving revenue growth, increasing operating profits, controlling overhead costs, and protecting and expanding our intellectual property portfolio. We operate in a very competitive environment for executive talent, and it is the intent of the Compensation Committee to regularly assure that executive compensation packages are competitive with companies of comparable size and complexity. The Compensation Committee has structured our compensation package to motivate executives to achieve our business objectives and reward the executives for achieving such objectives through a combination of: (i) base salary, (ii) cash bonuses or variable compensation plans, and (iii) long-term stock-based incentive awards. Not all of our executive officers receive all three of these compensation elements every year.

Historically, we do not retain compensation consultants to review our policies and procedures with respect to executive compensation. Instead, we have conducted an annual benchmark review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers. The Compensation Committee uses information from independently published compensation surveys to assist in this review process. Looking ahead for 2007, in September 2006, we retained Meyercord & Associates to evaluate our compensation practices relative to peer companies, and to assist the Compensation Committee in the development and implementation of improved variable compensation plans.

The Compensation Committee meets annually to consider overall executive compensation. At that meeting, the Compensation Committee performs a review of our executive officers’ compensation packages and sets executive compensation for that year based upon input from members of management and specific

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recommendations from our Chief Executive Officer, for executive officers other than the Chief Executive Officer. Outside legal counsel also attends this meeting and serves as secretary of the meeting. Generally this meeting occurs on the same day as the first meeting of the Board of Directors for the year. For 2006, the meeting occurred on February 27, 2006.

In making compensation decisions, the Compensation Committee compares each element of total compensation against commercially available survey data related to general industry executive compensation. The Compensation Committee utilizes the median range of the survey data compensation range for each position as the targeted amount needed in order for us to attract and retain talented officers. In addition to the evaluation of commercial survey data, the Compensation Committee also considers the experience level and contributions of the executive, their roles and responsibilities, and market factors.

For those executive officers who lead a separate business unit, a significant percentage of total compensation is allocated to incentives. The Compensation Committee does not have an established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Instead, the Compensation Committee makes such determinations on an annual basis after reviewing both information about compensation survey data and each executive officer’s performance during the previous year.

Elements of Compensation

In order to align executive compensation with our compensation philosophy, our executive compensation package generally contains three elements: (i) base salary, (ii) cash bonuses or variable compensation plans and (iii) long-term stock-based incentive awards. We also provide our executive officers a variety of benefits that are available generally to all salaried employees. Each element of our executive compensation program is designed to reward different aspects of performance. The Compensation Committee fixes executive officer base salary at a level that it believes enables us to attract and retain strong executive talent. Our cash bonus and variable compensation plans are designed to provide short-term incentives to our executives, as pay-outs (if earned) are made on a quarterly basis and are determined based upon our achievement of designated corporate financial goals, including increased revenue growth and operating profits relative to our financial plan for the period. Our equity award program is designed to provide long term incentives through the use of options subject to time-based vesting.

Base Salary

Our executive base salaries are based on individual performance, expected contribution, experience, geographical location, and market factors. With regard to base compensation for 2006, our review of compensation survey data indicated that, with the exception of the base salary for our Chief Executive Officer, our base salaries in the select market and the broader size-based market were generally within the median range. With respect to our Chief Executive Officer, our review of the survey data indicated that we were below the median with respect to the base salary. As a result of this analysis, and because we had not adjusted Mr. Viegas’ base salary for several years, on February 27, 2006, Mr. Viegas’ annual base salary was increased by $50,000 from $225,000 to $275,000. In addition, upon the recommendation of our Chief Executive Officer, the Compensation Committee approved a combined cost-of-living adjustment and performance based salary increase of 4% for our Chief Financial Officer which was also effective as of February 27, 2006. As a result, Mr. Ambler’s base salary was increased by $8,000 from $200,000 to $208,000. Mr. Vogel, our Senior Vice President and General Manager of Immersion Medical, and Mr. Zuckerman, the former Senior Vice President and General Manager of our 3D Business Group, both of whom were also eligible for bonuses under variable compensation plans, did not receive increases in their base salaries. Rather, the Compensation Committee chose to use variable compensation plans in 2006 as the primary method of providing compensation incentives to Messrs. Vogel and Zuckerman.

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Short-term Performance-based Incentive Compensation

Our short-term incentive performance-based compensation is generally structured as variable compensation cash bonus plans. We use these variable compensation cash bonus plans primarily to motivate our executives to increase the operating income of the business units that they control. Because Messrs. Ambler and Viegas do not control any of our business units, and Immersion was not anticipated to be profitable overall in 2006, no bonus plans were implemented for Mr. Viegas or Mr. Ambler. The variable compensation plans for Messrs. Vogel and Zuckerman were based on various financial performance metrics of the business units that they each operated during 2006. If earned, the plan bonuses were paid approximately 45 days after the end of the quarter.

The variable compensation bonus for Mr. Vogel in 2006 was linked to the financial performance of Immersion Medical. Mr. Vogel’s performance metrics included quarterly net revenue targets based on the business plan for Immersion Medical, and the actual gross inventory and gross receivables levels being below the targets set in the business plan for each quarter. The terms of Mr. Vogel’s variable compensation plan provided for him to earn up to $109,960 if the plan’s net revenue targets were met, and if actual net revenue results exceed the plan targets, Mr. Vogel was eligible to receive additional bonus amounts equal to 3% of the amount by which net revenues of Immersion Medical exceed the plan targets. For all of 2006, Mr. Vogel earned $123,777 in bonus payments and of that amount, $123,669 in bonus payments were as a result of his variable compensation plan and the remaining $108 bonus payment was due to a Holiday bonus given to all employees in the division. Mr. Vogel received $97,669 in bonus payments related to the net operating profit of Immersion Medical, which exceeded the target amounts under the annual business plan, $6,500 for achieving the gross inventory target for the second quarter of 2006 and $19,500 in total for achieving the gross receivables targets for the first, second, and fourth quarters of 2006.

The variable compensation bonus for Mr. Zuckerman in 2006 was linked to the financial performance of the business groups that he managed, which in the first quarter included our 3D and automotive business groups, and in the remaining three quarters of 2006 consisted of our 3D business group. Mr. Zuckerman’s performance metrics consisted of quarterly net operating profit targets of the automotive and 3D business units. Mr. Zuckerman could have earned up to $55,084 if the plan targets were met, and if actual results exceeded the plan targets, Mr. Zuckerman was eligible to receive additional bonus amounts equal to 3% of the amount by which net operating profit of the business units exceeded the plan targets. For all of 2006, Mr. Zuckerman earned $12,835 as a result of his variable compensation plan. Mr. Zuckerman received $10,962 in bonus payments related to the net operating profits of the 3D and automotive business groups in the first quarter of 2006, and $1,873 in total bonus payments related to the net operating profits of the 3D business group for the remainder of 2006.

In 2006, the Compensation Committee structured the variable compensation bonuses to be paid on a quarterly basis because it believed that quarterly payments would be the most effective way to provide incentives and rewards to our executives for improving our overall financial performance. The Compensation Committee believes the various financial performance metrics used in the executive officers’ variable compensation plans to be the best indicators of financial success and stockholder value creation. These metrics were determined by the Compensation Committee, with input from other members of our management and specific recommendations from our Chief Executive Officer, in the first few months of the year.

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Based upon the above, the 2006 base salary, total target bonuses, and bonuses earned were:

			2006 Total
		2006 Base	Target Bonus	2006 Total
Name	Principal Position	Salary	Amount	Bonus Earned

Victor Viegas	President, Chief Executive Officer and Director	$275,000	$—	$—
Stephen Ambler	Chief Financial Officer and Vice President, Finance	208,000	—	—
Richard Vogel	Senior Vice President and General Manager, Immersion Medical	210,000	109,960	123,777
Michael Zuckerman	Senior Vice President and General Manager, 3D Business Group	200,000	55,084	12,835

Other Bonus Payments

We from time to time may also grant one time bonuses based on extraordinary performance tied to metrics other than operating profit and revenue goals. However, no such bonuses were paid in 2006.

Long-term Incentive Compensation

For 2006 and prior years, the Compensation Committee utilized stock option awards as our long-term incentive compensation with the objective of strengthening the mutuality of interests between the executive officers and our stockholders. These grants are designed to align the interests of our executive officers with those of the stockholders and provide each executive with a significant incentive to manage from the perspective of an owner with an equity stake in Immersion. For 2006, Mr. Ambler and Mr. Vogel received annual grants on the day of our regularly scheduled Board meeting on February 27, 2006. Mr. Viegas received a grant on June 5, 2006 to reward him for his strong performance for the year to date. Each option grant allows the executive officer to acquire shares of our common stock at a fixed price per share, which was the fair market value at the close of business on the grant date. Contingent upon the officer’s continued employment, one-quarter of the options vest after twelve months following the grant date and the balance vest over the following three years. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by us during the vesting period, and then only if the market price of the shares appreciates over the option term. The Compensation Committee elected not to grant additional stock options to Mr. Zuckerman because the level of equity incentive created by his existing equity holdings was determined to be sufficient.

The size of the option granted to each executive officer in 2006 was set by the Compensation Committee at a level that was intended to create a meaningful opportunity for stock ownership based upon the individual’s current position, the individual’s personal performance in recent periods, comparison of award levels in prior years, and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also took into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varied from individual to individual, but the number of unvested options held by an executive officer was a significant factor in determining the amount of option grant awards for 2006. The Compensation Committee also reviewed compensation information from the independently published compensation survey data. Among the executives who received grants in 2006, the Compensation Committee approved stock option awards for executive officers ranging from 15,000 shares to 100,000 shares. The value of the shares subject to the 2006 option grants to executive officers is reflected in the “Summary Compensation Table” below and further information about these grants is reflected in the “2006 Grants of Plan-based Awards” table below.

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All equity awards to our employees, including executive officers, and to our directors, have been granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date. We do not have any program, plan, or obligation that requires us to grant equity compensation on specified dates. However, we typically make annual grants on the date of our regular Board of Directors meeting in February of each year.

Severance and Change of Control Payments

Each of our executive officers has an employment agreement with us. Two important terms are used in these employment agreements, cause and change of control. “Cause” is defined differently in each executive’s employment agreement but generally includes the following concepts: failure of the executive to accept orders or perform tasks to the satisfaction of the executive’s manager; theft, dishonesty, or falsification of any employment or Company records; the executive’s conviction of a felony or of any criminal act that causes demonstrable material harm to the Company or impairs the executive’s ability to perform his or her duties; the executive’s improper use or disclosure of confidential or proprietary information; or the executive’s possession or use of illegal or unauthorized controlled substances during working hours or in Company facilities at any time.

The term “change of control” is only used in Mr. Viegas’ employment agreement, and is defined to mean any of the following events:

•	a change in the beneficial ownership of 50% or more of the total voting stock that is outstanding at that time;

•	a change in the composition of a majority of the members of the Board within a three year period;

•	a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which current stockholders would continue to own at least 60% of the total voting stock of the surviving entity (or parent) outstanding immediately after such merger or consolidation; or

•	the sale, lease or other disposition of all or substantially all of our assets.

Mr. Viegas’ employment agreement provides for the acceleration of vesting on 75% of his then unvested stock and stock options in the event that we terminate his employment without cause. Mr. Viegas’ employment agreement also provides for the acceleration of vesting on 75% of his then unvested stock and stock options in the event of a change of control or in the event that his employment is terminated without cause or for constructive reason during the period three months prior to a change of control. Additionally, in the event of death or disability, we will accelerate 24 months vesting of Mr. Viegas’ then unvested stock and stock options and continue payment of his base salary for six months following the employment termination date.

Mr. Zuckerman’s employment agreement also provided for the acceleration of 12 months of additional vesting of his unvested stock and stock options in the event his employment was terminated without cause. Mr. Zuckerman’s employment was terminated without cause effective as of December 31, 2006, and he received as severance, the continuation of payment of his base salary for 12 months and an additional 12 months of vesting, as required by his employment agreement.

The separation benefits for Mr. Ambler and Mr. Vogel were agreed upon in connection with our initial hiring of those executive officers. The separation benefits for Mr. Ambler expired on February 28, 2007. The agreement for Mr. Vogel has been modified slightly since then to provide for the continuation of these separation events outside the initial two year employment period. The separation benefits for Mr. Zuckerman were agreed upon in connection with his promotion to Senior Vice President and General Manager of our Industrial Business Group in March 2006. The separation and change of control benefits for Mr. Viegas were negotiated while Mr. Viegas served as our President and Chief Financial Officer, but prior to his promotion to the position of Chief Executive Officer. With respect to the change in control benefits provided to Mr. Viegas, the Compensation Committee determined to provide these benefits in order to mitigate some of the risk that exists for chief executive officers working in an environment where there is a meaningful likelihood that the

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Company may be acquired, and there usually is no ongoing role for the Chief Executive Officer. These severance and change of control arrangements are intended to attract and retain qualified executives that may have attractive alternatives absent these arrangements. The Compensation Committee has noted that, based on the compensation survey data, most companies provide change of control and severance benefits to some or all of their executive officers, and the Compensation Committee considered these factors when originally negotiating our executive officers’ employment agreements.

For quantification of these severance and change of control benefits, please see the discussion under “Change of Control Arrangements” below.

Inter-relationship of Elements of Compensation Packages

The various elements of our executive officers’ compensation are not inter-related. For example, if it does not appear as though an executive’s target bonus will be achieved, the number of options that will be granted to such executive is not affected. There is no significant interplay between the various elements of total compensation. If the price of options that are granted in one year prove to be above stock market value for the stock, the amount of the bonus amount or compensation to be paid the executive officer for the next year is not impacted. Similarly, if options become extremely valuable, the amount of compensation or bonus to be awarded for the next year is not affected. While the Compensation Committee has discretion to make exceptions to any compensation or bonus payouts under existing plans, it has not approved any exceptions to the plans with regard to any executive officers.

Other Benefits

Executive officers are eligible to participate in all of our employee benefit plans, such as our 1999 employee stock purchase plan, medical, dental, vision, group life, disability, accidental death and dismemberment insurance, and our 401(k) plans, in each case on the same basis as other employees. There were no special benefits or perquisites provided to any executive officer in 2006.

Changes in Executive Compensation for 2007

On February 28, 2007, Meyercord & Associates presented its executive compensation report to our Compensation Committee, and the Compensation Committee approved certain changes to our overall compensation package. Meyercord & Associates’ based its report on information compiled from the compensation packages of executive officers of a group of peer companies and summarized how our overall compensation package compared. The peer companies are all technology companies with similar revenues or market capitalization to Immersion.

In response to the executive compensation report, which indicated that the base salary of our executive officers were low compared with the base salaries of the chief executive officers, chief financial officers, and vice presidents of corporate divisions of our peer group, the Compensation Committee unanimously approved increases in the annual base salaries for Messrs. Viegas, Ambler, and Vogel to $300,000, $214,240 and $231,525, respectively. The Meyercord & Associates report also indicated that our lack of a comprehensive bonus plan was a significant competitive disadvantage for us, and consequently the Compensation Committee agreed to establish a cash bonus plan for all of our director-level or above employees, including our Chief Executive Officer and Chief Financial Officer, which previously were not eligible for any type of performance-based incentive compensation. The Compensation Committee is currently working on the parameters of the cash bonus plan, but the purpose of the plan is to incentivize and reward our executive officers for excellent performance. We expect that the plan will be structured so that it places emphasis on the executive officers who can impact our financial results the most, and no payments will be made if our financial performance does not meet certain yet-to-be-determined targets. Payments under the new bonus plan will be made annually to emphasize the Compensation Committee’s desire that our executive officers focus on the improvement of our year-over-year financial performance. The Meyercord & Associates report also emphasized the need for Immersion to establish a new stock plan in light of the expiration of our current stock option plan in June 2007. As a result, on February 28, 2007, our Board of Directors approved the

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adoption of a new equity incentive plan. The new equity incentive plan will allow us to continue providing long-term incentive compensation to our officers, provided that it is approved by our stockholders at the Annual Meeting.

Accounting for Executive Compensation

We account for equity-based awards granted to our employees under the rules of Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”), Share-Based Payment which requires us to estimate and record compensation charges resulting from the equity awards over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

COMPENSATION COMMITTEE REPORT

We, the Compensation Committee of the Board of Directors of the Company, have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

COMPENSATION COMMITTEE
Jack Saltich, Chair
Jonathan Rubinstein

2006 Summary Compensation Table

The following table sets forth information concerning the compensation earned during the year ended December 31, 2006 by the Company’s current Chief Executive Officer, the Company’s current Chief Financial Officer and the Company’s other most highly compensated executive officers, (collectively, the “Named Executive Officers”).

2006 Summary Compensation Table

					All Other
	Fiscal			Option	Compensation
Name & Principal Position	Year	Salary ($)	Bonus (1) ($)	Awards (2) ($)	(3) ($)	Total ($)

Victor Viegas	2006	$268,269	$—	$221,602	$—	$489,871
President, Chief Executive Officer, and Director
Stephen Ambler	2006	207,231	—	178,361	—	385,592
Chief Financial Officer and Vice President, Finance
Richard Vogel	2006	210,000	123,777	260,377	—	594,154
Senior Vice President and General Manager of Immersion Medical
Michael Zuckerman	2006	206,746	12,835	247,822	200,000	667,403
Senior Vice President General Manager 3D Business Group

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(1)	Bonuses are reported in the year earned, even if actually paid in a subsequent year. Bonuses include compensation payable under variable compensation plans.

(2)	Valuation based on the dollar value compensation cost recognized for financial statement reporting purposes pursuant to SFAS No. 123R. For a discussion of assumptions used to calculate the SFAS No. 123R compensation cost, refer to Note 11 (Stock-based Compensation and Stockholder’s Deficit) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(3)	Mr. Zuckerman’s employment terminated on December 22, 2006, effective December 31, 2006. Amount shown reflects post-employment payments of employee’s salary at his final base salary rate for twelve (12) months following his termination.

Grants of Plan-based Awards

The following table sets forth information concerning option awards granted during the year ended December 31, 2006 to our Named Executive Officers:

2006 Grants of Plan-Based Awards

		Number of
		Securities	Exercise or	Grant Date Fair
		Underlying	Base	Value of Stock
		Options	Price of Option	Option Awards
Name	Grant Date	(1) (2) (#)	Awards (3)($/sh)	(4)($)

Victor Viegas	06/05/06	100,000	$6.11	$383,850
Stephen Ambler	02/27/06	15,000	6.95	65,132
Richard Vogel	02/27/06	50,000	6.95	217,105

(1)	Options granted pursuant to the Company’s Amended 1997 Stock Option Plan (the “1997 Plan”) generally vest at a rate of 25% of the underlying shares 12 months after the date of grant, and 2.0833% monthly thereafter over the next 36 months, and have a maximum term of ten years measured from the option grant date, subject to earlier termination in the event of the optionee’s cessation of service with the Company. Under the terms of the 1997 Plan, the Company’s Compensation Committee, as the administrator of the 1997 Plan, retains discretion, subject to the 1997 Plan limits, to modify the terms of outstanding options and to reprice outstanding options.

(2)	Refer to Compensation Discussion and Analysis for a discussion of the terms and criteria for making these option awards.

(3)	All options were granted at an exercise price equal to the closing price of the Company’s stock on the date of grant, as reported on the Nasdaq Global Market.

(4)	Fair value is calculated using the Black-Scholes-Merton option-pricing model value on grant date of $3.84 for Mr. Viegas and $4.34 for Messrs. Ambler and Vogel.

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Outstanding Option Awards at Fiscal Year End

The following table sets forth information concerning the value of exercisable and unexercisable options held as of December 31, 2006 by the Named Executive Officers:

Outstanding Option Awards at December 31, 2006

	Number of Securities
	Underlying Unexercised Options
	Exercisable	Unexercisable (1)	Option Exercise	Option
Name	(#)	(#)	Price ($/sh)	Expiration Date

Victor Viegas	564,900	—	$8.98	8/2/2009
	18,600	—	10.50	2/7/2011
	15,000	—	6.23	5/1/2011
	100,000	—	6.03	6/18/2011
	50,000	—	2.35	2/15/2012
	239,583	10,417	1.28	2/5/2013
	141,666	58,334	7.00	2/4/2014
	—	100,000	6.11	6/5/2016
Stephen Ambler	80,208	94,792	6.79	2/28/2015
	—	15,000	6.95	2/27/2016
Richard Vogel	137,500	62,500	9.24	3/1/2014
	8,020	9,480	6.98	2/2/2015
	—	50,000	6.95	2/27/2016
Michael Zuckerman (2)	270,000	—	6.17	10/1/2013
	9,791	209	8.05	1/26/2014
	9,166	834	7.96	4/9/2014
	7,084	2,084	4.16	5/24/2014
	7,083	2,917	6.98	2/2/2015

(1)	Option vests as to 25% at one year of grant and the remaining vests at the monthly rate of one forty-eighth.

(2)	In connection with the termination of Mr. Zuckerman’s employment, the Company and Mr. Zuckerman entered into a separation agreement that provides Mr. Zuckerman an additional 12 months vesting of his then unvested options. Further, Mr. Zuckerman is allowed to exercise his unexercised and exercisable options to purchase shares of Company common stock until June 30, 2007.

Option Exercises In Last Fiscal Year

The following table sets forth information concerning stock option exercises by our Named Executive Officers during the year ended December 31, 2006:

Option Exercises in Last Fiscal Year

	Number of
	Shares Acquired	Value Realized on
Name	on Exercise (#)(1)	Exercise ($)(2)

Michael Zuckerman	1,232	$2,390
	9,600	17,771
	20,000	20,618
	10,000	10,909

(1)	The total number of shares exercised is included above. As the shares were purchased and sold in the same day, the net shares received was 0.

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(2)	Based on the difference between the market price of our common stock on the date of exercise and the exercise price.

Potential Payments upon Termination or Change in Control

As described above under Severance and Change of Control Payments, we have entered into employment agreements with each of our Named Executive Officers that provide for severance benefits, and in the case of Mr. Viegas, for additional benefits in connection with a change in control of Immersion.

The table below shows the potential incremental value transfer to each Named Executive Officer under various termination of employment related scenarios.

	Stephen
Incremental Value Transfer	Ambler (4)	Victor Viegas	Richard Vogel

If termination without cause occurs during fiscal 2006 (1)	$56,175	$434,152	$113,985
If death occurs during fiscal 2006 (2)	—	131,689	113,985
If disability occurs during fiscal 2006 (3)	—	269,189	113,985

(1)	Includes a) severance payout for Messrs. Ambler, Viegas, and Vogel, b) COBRA payout for Messrs. Ambler, Viegas, and Vogel, and c) “in the money” value on December 31, 2006 of any accelerated vesting of stock options for Mr. Viegas. This is based on a common stock price of $7.25 per share, the closing price of our common stock on the Nasdaq Global Market on December 31, 2006, less the applicable exercise price for each option for which vesting is accelerated.

(2)	Includes a) severance payout for Mr. Vogel, b) COBRA payout for Mr. Vogel, and c) “in the money” value on December 31, 2006 of any accelerated vesting of stock options for Mr. Viegas. This is based on a common stock price of $7.25 per share, the closing price of our common stock on the Nasdaq Global Market on December 31, 2006, less the applicable exercise price for each option for which vesting is accelerated.

(3)	Includes a) severance payout for Messrs. Viegas, and Vogel, b) COBRA payout for Mr. Vogel, and c) “in the money” value on December 31, 2006 of any accelerated vesting of stock options for Mr. Viegas. This is based on a common stock price of $7.25 per share, the closing price of our common stock on the Nasdaq Global Market on December 31, 2006, less the applicable exercise price for each option for which vesting is accelerated.

(4)	Pursuant to Mr. Ambler’s employment agreement to receive separation benefits for termination without cause, this provision expired on February 28, 2007

Director Compensation

The following table sets forth information concerning the compensation earned during 2006 by each person who served as a director during the year ended December 31, 2006:

	Fees Earned or Paid	Option Awards
Name (1)	in Cash (2) ($)	(3)(4) ($)	Total ($)

John Hodgman	$22,750	$24,646	$47,396
Emily Liggett	19,000	27,299	46,299
Jonathan Rubinstein	22,750	23,965	46,715
Jack Saltich	19,000	24,646	43,646
Robert Van Naarden	17,500	26,848	44,348

(1)	See the Summary Compensation Table for disclosure related to Victor Viegas, who is also our President and Chief Executive Officer. Mr. Viegas is our only employee director and does not receive any additional compensation for his services as a member of our Board of Directors.

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(2)	Consists of meeting fees for service as members of the Board of Directors. Fees earned by directors vary depending on the number of Board meetings attended by the director, the number of committees on which the director served, the number of committee meetings attended by the director, and whether the director was Chair of the Board or certain committees. See Cash Compensation below for more information.

(3)	Represents the 2006 compensation cost of stock options granted in 2006 and prior years measured in accordance with SFAS No. 123R. For a discussion of assumptions used to calculate the SFAS No. 123R compensation cost, refer to Note 11 (Stock-based Compensation and Stockholder’s Deficit) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. See Stock Options below for more information.

(4)	For each non-employee member of our Board of Directors, below is the aggregate grant date fair value of each option award granted in 2006 computed in accordance with SFAS No. 123R and the aggregate number of option awards outstanding on December 31, 2006. Assumptions used in the calculation of the grant date fair value are included in Note 11 (Stock-based Compensation and Stockholder’s Deficit) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

			Option Awards
	Option Awards	Aggregate Grant	Outstanding at
	Granted in	Date Fair Value	December 31, 2006
Name	2006 (#)	($)	(#)

John Hodgman	10,000	$43,421	90,000
Emily Liggett	40,000	173,684	40,000
Jonathan Rubinstein	10,000	43,421	118,380
Jack Saltich	10,000	43,421	90,000
Robert Van Naarden	10,000	43,421	80,000

Cash Compensation

In 2006, non-employee directors received $2,500 for attending regularly scheduled Board meetings. On February 27, 2006, the Board adjusted its director compensation, such that, effective that date, the Chair of the Board and the Chair of the Audit Committee each receive retainer fees of $15,000 per year. Other non-employee directors receive retainer fees of $10,000 per year, typically paid in quarterly installments on the date of each quarterly Board meeting. In addition, non-employee directors who are members of any committees receive $3,000 for attending regularly scheduled Board meetings and committee meetings, typically paid on the date of the meeting. Non-employee directors who are not members of any committees receive $2,500 for attending regularly scheduled Board meetings, typically paid on the date of the meeting. Directors are entitled to reimbursement of reasonable travel expenses they incur in connection with attending Board and committee meetings.

Stock Options.

Non-employee directors of the Company are granted an option to purchase 40,000 shares of common stock under the Company’s 1997 Plan on the date the director joins the Board. Non-employee directors also receive annual option grants to purchase 10,000 shares of the Company’s common stock. Subject to continued service to the Company, 25% of the options granted to non-employee directors vest on the first anniversary of their grant date, with the remaining portion vesting in 36 equal monthly installments. Options granted to non-employee directors on or after February 27, 2006 will accelerate in full and become completely vested upon a change of control of the Company. For options granted prior to February 28, 2007, the exercise price per share equals the closing price per share on the Nasdaq Global Market (or its predecessor) on the grant date. For any options granted on or after February 28, 2007 that are being granted prior to the Company’s earnings releases, the exercise price per share equals the closing price per share on the Nasdaq Global Market two business days after the earnings release; the exercise price per share for all other options equals the closing price per share on the Nasdaq Global Market on the grant date. Each option has or will have a maximum term of ten years,

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subject to earlier termination should the optionee cease to serve as a member of the Board of Directors. Upon the expiration of the 1997 Plan, and assuming the Company’s stockholders approve the 2007 Equity Incentive Plan described below in Proposal 3, the Company anticipates that it will continue to provide equity incentives under the 2007 Equity Incentive Plan to its non-employee directors upon the above-listed terms.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Neither of the individuals serving on the Compensation Committee was at any time during 2006, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or the Compensation Committee.

RELATED PERSON TRANSACTIONS

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of any related party transactions. Review of any related party transaction would include reviewing each such transaction for potential conflicts of interests and other improprieties. Except as described elsewhere in this Proxy Statement, including in “Executive Compensation” above, or in “Other Transactions” below, since January 1, 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions, to which the Company is or was a party, in which the amount involved exceeds $120,000 and in which any of its directors, executive officers, or holders of more than 5% of the Company’s capital stock had or will have a direct or indirect material interest.

Other Transactions

Indemnification

In addition to indemnification provisions in the Company’s bylaws, the Company has entered into agreements to indemnify its directors and executive officers. These agreements provide for indemnification of the Company’s directors and executive officers for some types of expenses, including attorney’s fees, judgments, fines, and settlement amounts incurred by persons in any action or proceeding, including any action by or in the right of the Company, arising out of their services as the Company’s director or executive officer. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Company is asking the stockholders to ratify the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007, and in the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its engagement. Even if the engagement is ratified, the Audit Committee, in its discretion, may direct the engagement of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interest of the Company and its stockholders. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Deloitte & Touche LLP has been the independent registered public accounting firm that audits the financial statements of the Company since 1997. In accordance with standing policy, Deloitte & Touche LLP periodically changes the personnel who work on the audit. The Company has no current consulting agreements with Deloitte & Touche LLP.

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The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2006 and 2005 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates:

	2006	2005

Audit Fees (1)	$842,000	$758,000
Audit Related Fees (2)	—	—
Tax Fees (3)
Tax Compliance/Preparation	60,000	87,000
Other Tax Services	12,000	13,000

Total Tax Fees	$72,000	$100,000
All Other Fees (4)	—	—

Total Fees	$914,000	$858,000

(1)	Audit fees consist of fees billed, or expected to be billed, for professional services rendered for the audits of the Company’s consolidated financial statements and management’s assessment that it maintained effective internal controls over financial reporting, along with reviews of interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements, and attestation services.

(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax fees consist of tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for tax return preparation, claims for refunds, and tax payment planning services related to federal, state, and international taxes. Other tax services consist of fees billed for services including tax advice, tax strategy, and other miscellaneous tax consulting and planning.

(4)	All other fees consist of fees for all other services other than those reported above. The Company’s intent is to minimize services in this category.

The Audit Committee has determined that all services performed by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP. In addition, since the effective date of the SEC rules stating that an independent public accounting firm is not independent of an audit client if the services it provides to the client are not appropriately approved, the Audit Committee has approved, and will continue to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, pursuant to which it may pre-approve certain audit fees, audit-related fees, tax fees, and fees for other services. Under the policy, the Audit Committee may also delegate authority to pre-approve certain specified audit or permissible non-audit services to one or more of its members. A member to whom pre-approval authority has been delegated must report his pre-approval decisions, if any, to the Audit Committee at its next meeting. Unless the Audit Committee determines otherwise, the term for any service pre-approved by a member to whom pre-approval authority has been delegated is twelve months.

Vote Required

Stockholder ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm is not required by our bylaws or otherwise. The Board, however, is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee and the Board in their

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discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of the Company, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2 THE RATIFICATION OF THE APPOINTMENT
OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF THE COMPANY.

AUDIT COMMITTEE REPORT

Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to retain an independent registered public accounting firm, to make such examinations as are necessary to monitor the corporate financial reporting of the internal and external audits of the Company and its subsidiaries, to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board the improvements made, or to be made, in internal accounting controls, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board. During fiscal 2006, the Audit Committee met eight times and discussed the interim financial information contained in each quarterly earnings announcement as well as the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q for the Company’s first, second, and third quarters of fiscal 2006 with the President and Chief Executive Officer; the Chief Financial Officer and Vice President, Finance; the Vice President, Corporate Controller; and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, prior to the public release of such information. Each member of the Audit Committee meets the independence requirements of Nasdaq and the SEC.

Management is primarily responsible for the system of internal controls and the financial reporting process. The independent registered public accounting firm is responsible for expressing an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee is responsible for monitoring and overseeing these processes.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2006, the Audit Committee:

•	reviewed and discussed the audited financial statements with the Company’s management;

•	discussed with Deloitte & Touche LLP, with and without management present, the matters required to be discussed under Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, including the overall scope of Deloitte & Touche LLP’s audit, the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•	reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; discussed with the independent registered public accounting firm their independence; and concluded that the nonaudit services performed by Deloitte & Touche LLP are compatible with maintaining its independence;

•	based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in the Company’s 2006 Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC; and

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•	instructed Deloitte & Touche LLP that the Audit Committee expects to be advised if there are any subjects that require special attention.

In fiscal 2004, management completed the documentation, testing, and evaluation of Immersion’s system of internal controls over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. Continuing into fiscal 2006, the third year of certification, management improved the internal control evaluation process, which has been institutionalized into the Company’s standard operations and processes. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management throughout this process. In particular, the Audit Committee received periodic updates provided by management and Deloitte & Touche LLP at each regularly scheduled committee meeting. The Audit Committee also held special meetings to discuss issues as they arose. At the conclusion of the process, management provided the Audit Committee with, and the Audit Committee reviewed, a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also received the report of management contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC, as well as Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management’s assessment of the effectiveness of the internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2007.

AUDIT COMMITTEE
John Hodgman, Chair
Emily Liggett
Jack Saltich

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PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth as of March 28, 2007, certain information with respect to the beneficial ownership of the Company’s common stock by (i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, (ii) each of the Company’s directors, (iii) the Named Executive Officers, and (iv) all directors and named executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

		Shares Subject
	Amount and	to Options
	Nature of	Included in
	Beneficial	Beneficial	Percent of
Beneficial Owner	Ownership (1)(2)	Ownership (3)	Class (4) (%)

Mazama Capital Management Inc. (5)	6,041,060	—	23.3
One SW Columbia, Suite 1500 Portland, Oregon 97258
Austin W. Marxe and David M. Greenhouse beneficial owners of AWM Investment Company Inc. (6)	2,224,548	—	8.1
527 Madison Avenue, Suite 2600 New York, New York 10022
Executive Officers and Directors
Victor Viegas	1,163,966	1,160,999	4.3
Stephen Ambler	99,477	99,477	*
Richard Vogel	183,800	183,800	*
Michael Zuckerman	—	—	*
Ann DeGheest (7)	—	—	*
John Hodgman	76,875	76,875	*
Emily Liggett	12,500	12,500	*
Jonathan Rubinstein	120,325	105,255	*
Jack Saltich	76,875	76,875	*
Robert Van Naarden	66,875	66,875	*
All named executive officers and directors as a group (10 persons) (8)	1,800,693	1,782,656	6.5

*	Less than 1% of the outstanding shares of common stock.

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. To the Company’s knowledge, and except as indicated in the footnotes to this table, the entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Immersion Corporation, 801 Fox Lane, San Jose, California 95131.

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(2)	The number of shares of common stock deemed outstanding includes shares issuable pursuant to stock options, warrants, and convertible debentures that may be exercised within 60 days after March 28, 2007 held by the person whose percentage of outstanding stock is calculated.

(3)	Only shares issuable upon exercise of options within 60 days of March 28, 2007 are included for purposes of determining beneficial ownership.

(4)	Calculated on the basis of 25,889,692 shares of common stock outstanding as of March 28, 2007, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after March 28, 2007 are deemed to be outstanding for the purpose of calculating that stockholder’s percentage of beneficial ownership.

(5)	Based solely on information reported on Schedule 13G filed by Mazama Capital Management Inc. with the SEC on February 8, 2007. According to such Schedule 13G, Mazama Capital Management Inc. has sole dispositive power with respect to all of the shares beneficially owned by it and sole voting power with respect to 3,324,743 of such shares.

(6)	Based solely on information reported on Schedule 13G filed by Austin W. Marxe and David M. Greenhouse, beneficial owners of AWM Investment Company Inc. with the SEC on February 14, 2007. This amount includes 213,475 shares issuable upon exercise of warrants and 1,423,184 common shares issuable upon conversion of convertible debentures. These warrants and debentures are owned by Special Situations Cayman Fund, L.P., Special Situations Fund III QP, L.P., Special Situations Fund III, L.P., Special Situations Private Equity Fund, L.P., Special Situations Technology Fund, L.P., and Special Situations Technology Fund II, L.P.

(7)	Ms. DeGheest joined the Board effective March 1, 2007.

(8)	Total includes named executive officers and directors as of March 28, 2007. Includes 1,782,656 shares subject to options that are currently exercisable or will become exercisable within 60 days after March 28, 2007 beneficially owned by executive officers and directors.

PROPOSAL NO. 3

APPROVAL OF 2007 EQUITY INCENTIVE PLAN

At the Annual Meeting, the stockholders will be asked to approve the Immersion Corporation 2007 Equity Incentive Plan (the “2007 Plan”) as a replacement for our existing 1997 Plan. The Board of Directors adopted the 2007 Plan on February 28, 2007, subject to its approval by our stockholders. If the stockholders approve the 2007 Plan, no further awards will be granted under the 1997 Plan.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program should provide a range of incentive tools and sufficient flexibility to permit the Board of Directors to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. However, the 1997 Plan authorizes only one type of equity incentive: stock options. Accordingly, the Board of Directors believes that a new incentive plan that authorizes the grant of restricted stock, performance-based equity awards, and other types of incentives, as well as stock options, is needed. We intend to use these incentives to attract new key employees and continue to retain existing key employees for the longer-term benefit of the Company and its stockholders.

As our stockholders are aware, under revised principles governing the accounting treatment of share-based payments, we have been required since January 1, 2006 to record compensation expense in our financial statements for the stock options we grant to employees and other service providers. Our Board of Directors believes that this “leveling of the playing field” between stock options and other types of equity-based incentives, for which recognition of compensation expense is also required, will likely lead other forms of equity compensation to become more prevalent in the future. The additional types of incentive awards that would be authorized under the 2007 Plan could give us alternatives for minimizing the expense of equity-based incentives, reducing the dilution of stockholders’ ownership and voting power, and providing incentives

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for performance that may previously have been desirable but would have resulted in disadvantageous accounting treatment compared to traditional stock options.

We are asking our stockholders to approve the 2007 Plan to provide a number of alternatives to stock options. In addition to options, the 2007 Plan authorizes the grant to employees and consultants of stock appreciation rights, restricted stock and restricted stock unit awards, performance share and performance unit awards, deferred compensation awards and other stock-based or cash-based awards. Furthermore, the 2007 Plan authorizes the grant, within maximum share limits specified by the plan, of awards of stock options, stock appreciation rights, restricted stock and restricted stock units to non-employee directors on a periodic, nondiscriminatory basis. We believe that the ability to grant incentive awards other than stock options will be an important component of compensation for our Company in the future.

As of March 28, 2007, options were outstanding for a total of 6,346,830 shares of our common stock, and approximately 2,265,873 shares remained available for future awards under the 1997 Plan. If the stockholders approve our adoption of the 2007 Plan, the Board of Directors will terminate the 1997 Plan. The number of shares to be authorized for issuance under the 2007 Plan will not exceed the number of shares that remained available for grant under the 1997 at the time of its termination. Thus, replacement of the 1997 Plan with the 2007 Plan would not increase the potential dilution of our stockholder’s ownership.

The Board believes that the 2007 Plan takes steps to address a number of possible concerns our stockholders may have about the new Plan. Under the 2007 Plan:

•	Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•	Full value awards are limited to 40% of the shares for which awards are granted under the 2007 Plan and will be subject to minimum vesting requirements.

•	The number of shares for which awards may be granted to directors in any fiscal year is subject to a specific cap and will be granted automatically on a periodic, nondiscriminatory basis.

•	The 2007 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•	The 2007 Plan has a fixed term of ten years.

The 2007 Plan is also designed to preserve Immersion’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance share and performance unit awards, and certain other stock-based or cash-based awards granted under the 2007 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2007 Plan. By approving the 2007 Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the 2007 Plan;

•	the performance criteria upon which the grant or vesting of awards of performance shares, performance units, certain stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based or cash-based awards may be based;

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•	the maximum numbers of shares for which stock options, stock appreciation rights, awards of restricted stock, restricted stock units, or performance shares or other stock-based awards intended to qualify as performance-based awards may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units or other cash-based awards intended to qualify as performance-based awards.

While we believe that compensation in connection with such awards under the 2007 Plan generally will be deductible by Immersion for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

The Board of Directors believes that the 2007 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants, and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability. Therefore, the Board urges you to vote to approve the adoption of the 2007 Plan.

Summary of the 2007 Plan

The following summary of the 2007 Plan is qualified in its entirety by the specific language of the 2007 Plan, a copy of which is available to any stockholder upon request by writing to the Chief Financial Officer and Vice President, Finance, Immersion Corporation, 801 Fox Lane, San Jose, CA 95131, or by facsimile to (408) 467-1901. The 2007 Plan may also be viewed without charge on the SEC website at www.sec.gov.

General.  The purpose of the 2007 Plan is to advance the interests of Immersion and its stockholders by providing an incentive program that will enable Immersion to attract and retain employees, consultants and directors upon whose judgment, interest, and efforts our success is dependent and to provide them with an equity stake in our success. These incentives may be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred compensation awards, and other stock-based and cash-based awards.

Authorized Shares.  The total number of shares of Immersion common stock to be authorized for issuance under the 2007 Plan if it is approved by the stockholders will be the lesser of (a) two million five hundred thousand (2,500,000) or (b) the number of shares that remained available for the future grant of stock options under the 1997 Plan immediately prior to its termination. The Board of Directors will terminate the 1997 Plan as of the date of the Annual Meeting if the stockholders approve the 2007 Plan. Shares issued under the 2007 Plan may consist of authorized but unissued or reacquired shares of Immersion common stock or any combination.

Adjustment for Unissued 1997 Plan Shares.  Following stockholder approval of the 2007 Plan, the maximum number of shares that may be issued under the 2007 Plan will be increased from time to time by shares subject to options granted under the 1997 Plan that expire or are terminated and by shares acquired under the 1997 Plan that are forfeited or repurchased by the Company for the option holder’s purchase price. However, no more than 1,000,000 additional shares may be authorized for issuance under the 2007 Plan as a result of these adjustments.

Share Counting and Adjustments for Capital Structure Changes.  If any award granted under the 2007 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Immersion for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2007 Plan. Shares will not be treated as having been issued under the 2007 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares withheld or reacquired by Immersion in satisfaction of a tax withholding obligation will not again become available under the 2007 Plan. The number of shares available under the 2007 Plan will be reduced upon the exercise of a stock appreciation right by the gross number of shares for which the award is exercised. If options, stock appreciation rights, or performance awards are settled in the form of deferred stock units, the number of shares available under the 2007 Plan will be reduced by the number of shares

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subject to the stock units, but will not be further reduced by the number of shares of stock originally subject to such options, stock appreciation rights, or performance awards. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2007 Plan will be reduced by the gross number of shares for which the option is exercised.

Appropriate adjustments will be made to the number of shares authorized under the 2007 Plan, to the numerical limits on awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2007 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for issuance under the 2007 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2007 Plan in connection with any merger, consolidation, or similar transaction, on such terms and conditions as it deems appropriate.

Certain Award Limits.  In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2007 Plan, the plan limits the number of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Counting and Adjustments.” No more than 5% of the aggregate number of shares authorized under the 2007 Plan may be issued pursuant to full value awards that provide for vesting more rapid than over a period of three years if vesting is based upon continued service alone or that have performance periods of less than 12 months if vesting is based on the attainment of performance goals, except in the case of the participant’s death, disability, retirement, involuntary termination of employment, or a change in control of Immersion. No more than 3,500,000 shares may be issued upon the exercise of incentive stock options granted under the 2007 Plan.

To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2007 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 1,000,000 shares.

•	Restricted stock and restricted stock unit awards: No more than 400,000 shares.

•	Performance share and other stock-based awards: No more than 400,000 shares for each full fiscal year contained in the performance period of the award.

•	Performance unit or other cash-based awards: No more than $1,000,000 for each full fiscal year contained in the performance period of the award.

Administration.  The 2007 Plan generally will be administered by the Compensation Committee or other committee or subcommittee of the Board of Directors or, in the absence of such committee, by the Board of Directors. For purposes of this summary, the term “Committee” will refer to either such committee or the Board of Directors. In the case of awards intended to qualify as “performance-based” under Section 162(m) of the Code, administration of the 2007 Plan will be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2007 Plan, the Committee will determine when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The Committee may, subject to certain limitations on the exercise of its discretion required by the 2007 Plan, amend, cancel, or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend, or defer the exercisability or vesting of any award. Under the 2007 Plan, the Committee may delegate to a committee of one or more officers the authority to grant awards to employees who are not executive officers or directors of Immersion, subject to the provisions of the 2007 Plan and guidelines established by the Committee. The 2007 Plan provides for, subject to certain limitations, the indemnification by Immersion of any director, officer, or employee against all reasonable expenses,

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including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2007 Plan. All awards granted under the 2007 Plan will be evidenced by a written agreement between Immersion and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2007 Plan. The Committee has the authority to interpret the 2007 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2007 Plan or any award.

Prohibition of Option and SAR Repricing.  The 2007 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price, the amendment of outstanding options or stock appreciation rights to reduce the exercise price, or the grant of full value awards in exchange for the cancellation of underwater options or stock appreciation rights.

Eligibility.  Awards, other than deferred compensation awards or non-employee director awards, may be granted under the 2007 Plan only to employees and consultants of Immersion or any present or future parent or subsidiary corporation or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Immersion or any parent or subsidiary corporation of Immersion. Deferred compensation awards may be granted only to officers, directors, and individuals who are among a select group of management or highly compensated employees. Non- employee director awards may be granted only to directors who, at the time of grant, are not employees. As of March 28, 2007, we had approximately 145 employees, including 3 executive officers, and 6 non-employee directors who would be eligible under the 2007 Plan.

Stock Options.  The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Immersion or any parent or subsidiary corporation of Immersion (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 28, 2007, the closing price of our common stock on the Nasdaq Global Market was $8.86 per share.

The 2007 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to Immersion of shares of common stock owned by the participant having a fair market value not less than the exercise price (to the extent legally permitted); by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local, and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by Immersion, through the participant’s surrender of a portion of the option shares to Immersion.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria, or restrictions as specified by the Committee. The maximum term of any option granted under the 2007 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but not later than its expiration date in any event, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2007 Plan).

Incentive stock options are nontransferable by the participant, other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee, provided that options generally may not be transferred for value.

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Stock Appreciation Rights.  The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria, or restrictions as may be specified by the Committee. The exercise price of a Tandem SAR will be the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2007 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the 2007 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to Immersion rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Subject to the minimum vesting requirements described above under “Certain Award Limits,” restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units.  The Committee may grant restricted stock units under the 2007 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Immersion. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards and subject to the minimum vesting requirements described above under “Certain Award Limits.” Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units that have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

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Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Immersion and the participant, subject to the minimum vesting requirements described above under “Certain Award Limits.” These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting), or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Immersion and each subsidiary corporation consolidated with Immersion for financial reporting purposes, or such division or business unit of Immersion as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; or completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual, or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is an executive officer treated as a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments pursuant to a schedule elected by the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2007 Plan provides that, unless otherwise determined by the Committee, the

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performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards.  The 2007 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors, or individuals who are among a select group of management or highly compensated employees may elect to receive an award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights, performance shares, or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of deferred stock units subject to the award on a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units will be entitled to dividend equivalent rights with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole deferred stock units. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Cash-based Awards and Other Stock-based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Subject to the minimum vesting requirements described above under “Certain Award Limits,” such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Non-employee Director Awards.  The Committee may, from time to time, establish awards to be granted on a periodic, nondiscriminatory basis to all members of the Board of Directors who are not employees of Immersion or any parent or subsidiary corporation or other affiliate of Immersion. Additional awards may be granted to non-employee directors in consideration of service on one or more committees of the Board, for service as Chair of one or more committees of the Board, for service as Chair or lead director of the Board, or on the individual’s initial appointment or election to the Board. Non-employee director awards may be granted at the Committee’s discretion in the form of nonstatutory stock options, stock appreciation rights, restricted stock, or restricted stock units having such vesting terms as the administrator determines and other terms and conditions substantially similar to those described above under the applicable type of award. Subject to the following limits, the Committee will determine the numbers of shares for which non-employee director awards are granted. A non-employee director may not be granted in any fiscal year awards under the 2007 Plan for more than 20,000 shares, except that this limit may be increased by up to an additional 55,000 shares in the fiscal year in which the nonemployee director is first appointed or elected to the Board of Directors, by up to an additional 20,000 shares in any fiscal year in which the nonemployee director is serving as Chair or lead director of the Board, by up to an additional 10,000 shares in any fiscal year for each committee of the Board on which the nonemployee director is serving as Chair, and by up to an additional 5,000 shares in any fiscal year for each committee of the Board on which the nonemployee directors serves other than as Chair of the committee.

Change in Control.  Unless otherwise defined in a participant’s award or employment agreement, the 2007 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions

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described in the 2007 Plan) becoming the direct or indirect beneficial owner of more than 50% of Immersion’s voting stock, or (b) the occurrence of any of the following events upon which the stockholders of Immersion immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Immersion, its successor or the entity to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of Immersion’s voting stock; (ii) a merger or consolidation in which Immersion is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of Immersion (other than a sale, exchange, or transfer to one or more subsidiaries of Immersion).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards that are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2007 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all non-employee director awards will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code.  Certain awards granted under the 2007 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2007 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2007 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment.  The 2007 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2007 Plan following the tenth anniversary of the 2007 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may terminate or amend the 2007 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2007 Plan, change the class of persons eligible to receive incentive stock options, or require stockholder approval under any applicable law, regulation, or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation, or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2007 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any,

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between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

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Restricted Stock Unit, Performance, Cash-based and Other Stock-based Awards.  A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based, or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards.  A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of deferred stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

No awards will be granted under the 2007 Plan prior to its approval by our stockholders. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board believes that the adoption of the 2007 Plan is in the best interests of Immersion and its stockholders for the reasons stated above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3
TO APPROVE THE ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006 concerning the Company’s equity compensation plans:

			Number of Shares
			Remaining Available
			for Future Issuance
	Number of Shares to		Under Equity
	be Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Shares
	Outstanding	Outstanding	Reflected in
	Options	Options	Column (a))
Plan Category (1)	(a) (#)	(b) ($/sh)	(c) (#)

Equity compensation plans approved by stockholders (2)	6,521,245	$6.14	2,213,883	(3)
Equity compensation plans not approved by stockholders (4)	200,000	$9.24	0

Total	6,721,245		2,213,883

(1)	The table does not include information for equity compensation plans assumed by the Company in business combinations. As part of the business combination with Immersion Medical in fiscal 2000, the Company assumed Immersion Medical’s 1995B and 1998 stock option plans. A total of 310,560 shares of common stock are reserved for issuance under these plans. The majority of the options outstanding under these plans cliff vest on the anniversary of the grant date over a five-year period. The 1998 Plan provides, in certain instances, for accelerated vesting of the options upon a change of control. All of the options expire 10 years from the date of the grant. As part of the business combination with Virtual Technologies, Inc. (“VTI”) in fiscal 2000, the Company assumed VTI’s 1997 stock option plan. A total of 700,000 shares of common stock are reserved for issuance to employees (incentive stock options) and non-employees (nonstatutory stock options) under this plan. The options expire 10 years from the date of the grant. The majority of the options outstanding under this plan cliff vest on the anniversary of the grant date over a five-year period. The plan provided that in the event of a merger of the Company with or into another corporation, each outstanding option or stock purchase right under the plan must be assumed, or an equivalent option or right substituted, by the successor corporation or an affiliate. The number of shares to be issued upon exercise of outstanding options under plans assumed in business combinations at December 31, 2006 was 864,178, and the weighted average exercise price was $16.43.

(2)	Consists of one plan: the 1997 Plan.

(3)	Includes 205,861 shares available for future issuance under the Employee Stock Purchase Plan. The shares that are reserved for issuance under the 1997 Plan are subject to automatic increases on January 1 of each year by a number of shares equal to 5% of our outstanding shares as of the close of business on December 31 of the preceding calendar year.

(4)	As of December 31, 2006, the Company had reserved an aggregate of 200,000 shares of common stock for issuance pursuant to Non-Plan Stock Option Agreements (the “Non-Plan Agreements”) with one executive officer of the Company. The Non-Plan Agreements provide for the granting of a nonstatutory stock option with an exercise price equal to the fair market value of our common stock on the date of grant. Each option granted pursuant to the Non-Plan Agreements has a 10-year term and vests at the rate of 1/4 of the shares on the first anniversary of the date of grant and 1/48 of the shares monthly thereafter.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based solely on the Company’s review of the forms furnished to it and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors, and persons who beneficially own more than 10% of the Company’s common stock were complied with during the fiscal year ended December 31, 2006.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2008 Annual Meeting of Stockholders, or who intend to present a proposal without inclusion of such proposal in the Company’s proxy materials, must submit the proposal to the Company no later than December 28, 2007. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying Proxy Card in the enclosed envelope.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

VICTOR VIEGAS
President, Chief Executive Officer, and Director

San Jose, California
April 27, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER.  YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

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APPENDIX A

IMMERSION CORPORATION

AUDIT COMMITTEE CHARTER

A.	Membership

The Audit Committee shall be composed of no less than three directors appointed by the Board of Directors, each of whom shall satisfy the independence requirements established by the rules of The Nasdaq Stock Market (“Nasdaq”) and the Securities and Exchange Commission (the “SEC”). Each member of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Members of the Committee will serve at the discretion of the Board. The Board shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments, and reporting to the Board of Directors. The Chief Financial Officer and Vice President, Controller will help plan and facilitate the Committee meetings. The Committee shall have the authority to initiate investigations and retain the services of outside counsel, experts, and other advisors as it deems appropriate to assist in the full performance of its functions. The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this charter, to compensate its advisors, and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work, or performing other audit, review, or attest services for the Company.

B.	Purpose

The purpose of the Audit Committee of the Board of Directors established pursuant to this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company and its subsidiaries, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to retain independent auditors, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. This charter shall be reviewed, updated, and approved annually by the Board of Directors.

The Committee’s primary purpose, with the responsibilities and powers set forth in this Charter, is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Company’s management is responsible for preparing the Company’s financial statements. The Company’s independent auditors are responsible for auditing the Company’s financial statements. The activities of the Committee are in no way designed to supersede or alter these traditional responsibilities. The Committee’s role does not provide any special assurances about the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent accountants.

C.	Meetings

The Committee will meet with the President and CFO of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company prior to and upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditor’s examination and management report. The Audit Committee meetings may be held in conjunction with Board meetings, and may precede or follow each Board meeting. The Committee members or President of the Company shall have the power to call special meetings as required.

D.	Functions and Responsibilities of the Audit Committee

The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company’s systems of internal and external controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established, and (iii) the Company’s auditing, accounting, and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures, and practices at all levels. In carrying out its responsibilities, the policies and procedures of the Committee should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

•	Review and appraise the audit efforts and independence of the Company’s auditors.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

•	Review compliance with the Company’s Code of Business Conduct and Ethics and the procedures to monitor such compliance.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated below.

1. The Committee shall be directly and solely responsible for the appointment, compensation, retention, and oversight (including resolution of disagreements between management and the independent auditor regarding financial reporting) and, if necessary, termination and replacement of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

2. The Committee shall consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

3. The Committee shall review with management its assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), including a review with the chief executive and chief financial officer of the Company of any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize, or report financial data, and any material weaknesses in Internal Controls identified to the auditors. The Committee shall meet separately and review with the independent auditor the results of the independent auditors’ examinations, including the Company’s Internal Controls and the fullness and accuracy of the Company’s financing statements, and the independent auditors’ attestation to and report on the assessment made by management. The Committee shall consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s attestation.

4. To the extent that it deems appropriate, the Committee shall review with management its evaluation of the Company’s procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized, and reported in such reports within the time periods specified by the SEC for the filing of such reports (“Disclosure Controls”) and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

5. The Committee shall periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence, and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.

6. The Committee shall approve in advance the retention of the independent auditors for all audit services and any permissible non-audit services, and approve the fees and terms of such engagement; provided, however, that the Committee may establish pre-approval policies and procedures for any engagement to render such services and delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that such policies, procedures, and delegation are in accordance with applicable law (including SEC and Nasdaq rules).

7. The Committee shall review and discuss with management and the independent auditors (i) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company, and (ii) any transactions or courses of dealing with parties related to the Company which are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements.

8. The Committee shall review and discuss with management and the outside auditors the accounting policies and practices which may be viewed as critical, and review and discuss any significant changes in accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports.

9. The Committee shall discuss with a representative of management and the independent auditors: (i) the interim financial information contained in the Company’s quarterly report on Form 10-Q prior to its filing, (ii) the earnings announcement prior to its release (if practicable), and (iii) the results of the review of such information by the auditors. These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.

10. The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements, and any certification, report, opinion, or review rendered by the independent auditor. The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Also, the Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

11. The Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement. The Committee shall adopt a Code of Business Conduct and Ethics (the “Code”) for all employees and directors, which meets applicable SEC and Nasdaq requirements.

The Committee shall review the Code periodically and recommend such changes to the Code as the Committee shall deem appropriate and adopt procedures for monitoring and enforcing compliance with the Code.

12. As requested by the Board, the Committee shall review and investigate conduct alleged by the Board to be in violation of the Code and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

13. The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall also adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

14. The Committee shall discuss with the Company’s General Counsel any significant legal matters that may have a material effect on the financial statements and the Company’s compliance policies, including material notices to or inquiries received from governmental agencies.

15. The Committee shall review alleged fraudulent actions or violations of law reported by internal compliance programs or, under the terms of the Private Securities Litigation Reform Act of 1995, by independent auditors.

The Committee shall review and approve any related-party transactions and review any such transactions regularly for potential conflicts of interest.

Immersion Corporation
2007 Equity Incentive Plan

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(continued)

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(continued)

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(continued)

		Page
20.5	Rights as a Stockholder	41
20.6	Delivery of Title to Shares	41
20.7	Fractional Shares	41
20.8	Retirement and Welfare Plans	41
20.9	Beneficiary Designation	41
20.10	Severability	41
20.11	No Constraint on Corporate Action	42
20.12	Unfunded Obligation	42
20.13	Choice of Law	42

-iv-

Immersion Corporation
2007 Equity Incentive Plan
1.	Establishment, Purpose and Term of Plan.
          1.1 Establishment. The Immersion Corporation 2007 Equity Incentive Plan (the “Plan”) is hereby established effective as of ___, 2007, the date of its approval by the stockholders of the Company (the “Effective Date”).
          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based and Other Stock-Based Awards and Nonemployee Director Awards. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.
          1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.
2.	Definitions and Construction.
          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.
               (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award, Other Stock-Based Award or Nonemployee Director Award granted under the Plan.

               (c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.
               (d) “Board” means the Board of Directors of the Company.
               (e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 12.
               (f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
               (g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:
                    (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

                    (ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
                    (iii) a liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.
     For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
               (h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.
               (i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
               (j) “Company” means Immersion Corporation, a Delaware corporation, or any successor corporation thereto.
               (k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

               (l) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.
               (m) “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.
               (n) “Director” means a member of the Board.
               (o) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
               (p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
               (q) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
               (r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
                    (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
                    (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.
                    (iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith, without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.
               (t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined as of the date of grant) of the shares subject to such Award, or (iv) a Nonemployee Director Award which is any of the foregoing types of Awards.
               (u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
               (v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
               (w) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

               (x) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
               (y) “Net-Exercise” means a procedure by which the Participant will be issued a number of whole shares of Stock upon the exercise of an Option determined in accordance with the following formula:
                    N = X(A-B)/A, where
                         “N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
                         “X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
                         “A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
                         “B” = the exercise price per share (as defined in the Participant’s Award Agreement)
               (z) “Nonemployee Director” means a Director who is not an Employee.
               (aa) “Nonemployee Director Award” means a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 13.
               (bb) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
               (cc) “Officer” means any person designated by the Board as an officer of the Company.
               (dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6 or Section 13.
               (ee) “Other Stock-Based Award” means an Award denominated in shares of Stock granted pursuant to Section 12.
               (ff) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

               (gg) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
               (hh) “Participant” means any eligible person who has been granted one or more Awards.
               (ii) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
               (jj) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
               (kk) “Performance Award” means an Award of Performance Shares or Performance Units.
               (ll) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
               (mm) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.
               (nn) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
               (oo) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
               (pp) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.
               (qq) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.
               (rr) “Predecessor Plan” means the Company’s 1997 Stock Option Plan, as amended and as in effect immediately prior to its termination effective as of the Effective Date.
               (ss) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

               (tt) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 or Section 13.
               (uu) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 or Section 13.
               (vv) “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9, Section 11 or Section 13 to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.
               (ww) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
               (xx) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 or Section 13 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
               (yy) “Section 162(m)” means Section 162(m) of the Code.
               (zz) “Section 409A” means Section 409A of the Code.
               (aaa) “Section 409A Deferred Compensation” means compensation provided pursuant to the Plan that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.
               (bbb) “Securities Act” means the Securities Act of 1933, as amended.
               (ccc) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

               (ddd) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.
               (eee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
               (fff) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
               (ggg) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.
          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.	Administration.
          3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.
          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Employee; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to the minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.
          3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
          3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.
          3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
               (b) to determine the type of Award granted;
               (c) to determine the Fair Market Value of shares of Stock or other property;
               (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
               (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
               (f) to approve one or more forms of Award Agreement;

               (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
               (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
               (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and
               (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
          3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price, (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof, or (c) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then current Fair Market Value of a share of Stock and the grant in substitution therefore of Full Value Awards. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.
          3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to the lesser of (a) two million five hundred thousand (2,500,000) or (b) the number of shares that remained available for the future grant of stock options under the Predecessor Plan immediately prior to its termination, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
          4.2 Adjustment for Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:
               (a) the number of shares of Stock subject to that portion of any option outstanding pursuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and
               (b) the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;
provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plan that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed one million (1,000,000).
          4.3 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. If Options, SARs or Performance Awards are settled in the form of Stock Units issued pursuant to a stock issuance deferral award described in Section 11.1(b), the number of shares available for issuance under the Plan shall be reduced by the number of shares subject to such Stock Units, but shall not be further reduced by the number of shares of Stock originally subject to such Options, SARs or Performance Awards settled in such manner. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 18.2 shall not again be available for issuance under the Plan.

          4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
     The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code and related guidance issued by the U.S. Treasury Department.
5.	Eligibility, Participation and Award Limitations.
          5.1 Persons Eligible for Awards. Awards, other than Deferred Compensation Awards or Nonemployee Director Awards, may be granted only to Employees and Consultants. Deferred Compensation Awards may be granted only to Officers, Directors and individuals who are among a select group of management or highly compensated Employees. Nonemployee Director Awards may be granted only to persons who, at the time of grant, are Nonemployee Directors.
          5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
          5.3 Award Limitations.
               (a) Incentive Stock Option Limitations.
                    (i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed three million and five hundred thousand (3,500,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.
                    (ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service as an Employee of an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.
                    (iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
               (b) Aggregate Limit on Full Value Awards. In no event shall more than forty percent (40%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, determined in accordance with Sections 4.1, 4.2, 4.3 and 4.4, be issued pursuant to Full Value Awards.

               (c) Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, determined in accordance with Sections 4.1, 4.2, 4.3 and 4.4, Full Value Awards which vest on the basis of the Participant’s continued Service shall provide for vesting over a period of not less than three (3) years, and Full Value Awards which vest on the basis of the attainment of performance goals shall provide for a performance period of not less than twelve (12) months. The foregoing limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.
               (d) Nonemployee Director Award Limits. Subject to adjustment as provided in Section 4.4, no Nonemployee Director may be granted within any fiscal year of the Company one or more Nonemployee Director Awards for more than twenty thousand (20,000) shares; provided, however, that the foregoing annual limit shall be increased by one or more of the following additions, as applicable: (i) an additional fifty-five thousand (55,000) shares in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director, (ii) an additional twenty thousand (20,000) shares in any fiscal year in which the Nonemployee Director is serving as the Chairman or Lead Director of the Board, (iii) an additional ten thousand (10,000) shares in any fiscal year for each committee of the Board on which the Nonemployee Director is then serving as chairman of the committee, and (iv) an additional five thousand (5,000) shares in any fiscal year for each committee of the Board on which the Nonemployee Director is then serving other than as chairman of the committee.
               (e) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:
                    (i) Options and SARs. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million (1,000,000) shares.
                    (ii) Restricted Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than four hundred thousand (400,000) shares.
                    (iii) Performance Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than four hundred thousand (400,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than one million dollars ($1,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.
                    (iv) Cash-Based Awards and Other Stock-Based Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Cash-Based

Awards in any fiscal year of the Company which could result in such Employee receiving more than one million dollars ($1,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than four hundred thousand (400,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Cash-Based Award or Other Stock-Based Award for the same Performance Period.
6.	Stock Options.
          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
          6.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
               (b) Limitations on Forms of Consideration.
                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.
                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
          6.4 Effect of Termination of Service.
                 (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:
                    (i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
                    (ii) Death. If the Participant’s Service terminates because of the death of the Participant, then the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
                    (iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
                    (iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
               (b) Extension if Exercise Prevented by Law or Insider Trading Policy. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 16 below or a sale of shares pursuant to a Cashless Exercise of the Option would violate the provisions of the Insider Trading Policy, the Option shall remain exercisable until thirty (30) days after the date such exercise or sale, as the case may be, first would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.
          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
7.	Stock Appreciation Rights.
          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
          7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
         7.3 Exercisability and Term of SARs.
               (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
               (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
          7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in whole shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, whole shares of Stock, or any combination thereof as determined by the Committee, in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
          7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
          7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
          7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
8.	Restricted Stock Awards.
          Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
     8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
          8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
          8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
          8.5 Vesting and Restrictions on Transfer. Subject to Section 5.3(c), Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the

Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
          8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
          8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
9.	Restricted Stock Unit Awards.
          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
          9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

          9.3 Vesting. Subject to Section 5.3(c), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.
          9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
          9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

          9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
          9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10.	Performance Awards.
          Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
          10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

          10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to Section 5.3(c)), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
          10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
                 (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:
                    (i)    revenue;
                    (ii)   sales;
                    (iii)  expenses;

                    (iv) operating income;
                    (v) gross margin;
                    (vi) operating margin;
                    (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
                    (viii) pre-tax profit;
                    (ix) net operating income;
                    (x) net income;
                    (xi) economic value added;
                    (xii) free cash flow;
                    (xiii) operating cash flow;
                    (xiv) balance of cash, cash equivalents and marketable securities;
                    (xv) stock price;
                    (xvi) earnings per share;
                    (xvii) return on stockholder equity;
                    (xviii) return on capital;
                    (xix) return on assets;
                    (xx) return on investment;
                    (xxi) employee satisfaction;
                    (xxii) employee retention;
                    (xxiii) market share;
                    (xxiv) customer satisfaction;
                    (xxv) product development;
                    (xxvi) research and development expenses;
                    (xxvii) completion of an identified special project; and
                    (xxviii) completion of a joint venture or other corporate transaction.

               (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.
       10.5 Settlement of Performance Awards.
               (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
               (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.
               (c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.
               (d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
               (e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 17.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
               (f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
          10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

          10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
               (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
               (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.
          10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
11. Deferred Compensation Awards.
          11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which:
               (a) Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.
               (b) Stock Issuance Deferral Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:
                    (i)    shares of Stock otherwise issuable to such Participant upon the exercise of an Option;
                    (ii)   cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or
                    (iii)  cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.
          11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.
               (a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalent Rights shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.
               (b) Settlement of Deferred Compensation Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award in compliance with the requirements of Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.
12.	Cash-Based Awards and Other Stock-Based Awards.
          Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          12.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
          12.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
          12.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. Subject to Section 5.3(c), the Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.
          12.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.
          12.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.
          12.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.
          12.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.
13.	Nonemployee Director Awards.
          From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee

Director’s service as Chairman or Lead Director of the Board, (c) a Nonemployee Director’s service as the chairman of a committee of the Board, and (d) a Nonemployee Director’s service other than as the chairman of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.3(c), Section 5.3(d) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.
14.	Standard Forms of Award Agreement.
          14.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.
          14.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
15.	Change in Control.
          15.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:
                  (a) Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.
                  (b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
                  (c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
          15.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 15.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

       15.3 Federal Excise Tax Under Section 4999 of the Code.
               (a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
               (b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 15.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 15.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.
16.	Compliance with Securities Law.
          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

17.	Compliance with Section 409A.
          17.1 Awards Subject to Section 409A. The provisions of this Section 17 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:
               (a) Any Nonstatutory Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.
               (b) Each Deferred Compensation Award.
               (c) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award if either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.
     Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.
          17.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:
               (a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.
               (b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.
               (c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 17.3.
          17.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:
                  (a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;
                  (b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 17.4(b), 17.4(c) or 17.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and
                  (c) No subsequent Election related to a distribution pursuant to Section 17.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.
          17.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:
                  (a) Separation from service (as determined by the Secretary of the United States Treasury);
                  (b) The date the Participant becomes Disabled (as defined below);
                  (c) Death;
                  (d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 17.2 and/or 17.3, as applicable;
                  (e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company; or
                  (f) The occurrence of an Unforeseeable Emergency (as defined by applicable U.S. Treasury Regulations promulgated pursuant to Section 409A).
     Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) of the Company, no distribution pursuant to Section 17.4(a) in settlement of an Award subject to Section 409A may be made before the date (the “Delayed Payment Date”) which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
          17.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.
     The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
          17.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:
               (a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or
               (b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
     All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

          17.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.
          17.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.
18.	Tax Withholding.
          18.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
          18.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
19.	Amendment or Termination of Plan.
          The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
20.	Miscellaneous Provisions.
          20.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          20.2 Forfeiture Events.
               (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.
               (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.
          20.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
          20.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the

Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
          20.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.
          20.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
          20.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
          20.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
          20.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
          20.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

          20.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
          20.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
          20.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.
     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Immersion Corporation 2007 Equity Incentive Plan as duly adopted by the Board on February 28, 2007.

PLAN HISTORY

February 28, 2007	Board adopts Plan with a share reserve equal to the lesser of 2,500,000 shares or the number of shares remaining available for grant under the Predecessor Plan immediately prior to its termination, subject to increase by up to 1,000,000 shares from canceled, terminated or forfeited Predecessor Plan awards

[June 6, 2007]	Stockholders approve Plan.

Proxy — IMMERSION CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
to be held on June 6, 2007
This Proxy is solicited on behalf of the Board of Directors
      The undersigned stockholder of IMMERSION CORPORATION, a Delaware corporation (the “Company“), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 27, 2007, and hereby appoints Victor Viegas and Stephen Ambler, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of IMMERSION CORPORATION to be held on Wednesday, June 6, 2007, at 9:30 a.m., local time, at the Techmart Network Meeting Center, 5201 Great America Parkway, Santa Clara, California 95054, and for any adjournment or adjournments thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below. Under Delaware law and the Company’s bylaws, no business shall be transacted at an annual meeting other than the matters stated in the accompanying Notice of Meeting, which matters are set forth below. However, should any other matter or matters properly come before the Annual Meeting, or any adjournment or adjournments thereof, it is the intention of the proxy holders named above to vote the shares they represent upon such other matter or matters at their discretion.
THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL OF THE PROPOSAL TO ELECT TWO DIRECTORS AND FOR PROPOSALS 2 AND 3 AND AT THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
Please mark, sign, date and return the proxy card promptly, using the enclosed return-addressed postage-paid envelope.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors
The Board of Directors recommends a vote FOR the listed nominees.
1. Proposal to elect as directors Jonathan Rubinstein and Robert Van Naarden to serve for a three-year term as Class II directors.

	For	Withhold
01 — Jonathan Rubinstein	☐	☐
02 — Robert Van Naarden	☐	☐
B Issues
The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007.	☐	☐	☐

		For	Against	Abstain
3.	Proposal to approve the 2007 Equity Incentive Plan.	☐	☐	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.		☐
C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, all such stockholders should sign.

Signature 1 — Please keep signature within the box

Signature 2 — Please keep signature within the box

Date (mm/dd/yyyy)

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